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                        VARIABLE INVESTORS SERIES TRUST


       Supplement dated February 22, 1999 to Prospectus dated May 1, 1998



New Investment Advisory Agreement -- Special Meeting of Shareholders
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The following supplements certain information appearing in the Prospectus dated
May 1, 1998 of Variable Investors Series Trust (the "Trust").

First Variable Advisory Services Corp. (the "Adviser") is currently a wholly-owned subsidiary of First Variable Life, which is a wholly-owned subsidiary of Irish Life of North America, Inc. which in turn is beneficially owned by Irish Life plc ("Irish Life"). Pursuant to the terms of a Merger Offer, Irish Permanent plc ("Irish Permanent") will acquire all of the shares of Irish Life. Irish Permanent is a leading retail financial services group in Ireland with total assets of $9.6 billion at June 30, 1998. Following the Merger Offer, Irish Permanent will be renamed Irish Life & Permanent plc. The combined equity market value of Irish Life & Permanent will be approximately $14.7 billion.

Consummation of the Merger Offer could be deemed to result in an "assignment" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the current Investment Advisory Agreement. As required by the 1940 Act, the current Investment Advisory Agreement provides for its automatic termination in the event of an "assignment".

The terms of the Merger do not contemplate any changes, other than changes in the ordinary course of business, to the management or operations of the Adviser relating to the Trust, the personnel managing the Trust or other services or business activities of the Trust.

On February 12, 1999, the Board of Trustees of Variable Investors Series Trust approved a New Investment Advisory Agreement between the Trust and First Variable Advisory Services Corp. This New Investment Advisory Agreement will contain the same terms and conditions as the Current Investment Advisory Agreement, except for the dates of execution, effectiveness and termination.

On February 12, 1999, the Board of Trustees also called a Special Meeting of Shareholders to be held on April 23, 1999 to consider the election of two Trustees and the approval of the New Investment Advisory Agreement discussed above.

Sub-Advisers
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The following supplements information in the Prospectus under the heading
"Management of the Trust -- Sub-Advisers":

Nancy L. Bendig is the portfolio manager for Value Line, Inc. for the Growth and Multiple Strategies Portfolios. Ms. Bendig has been a portfolio manager for Value Line, Inc. since 1994. She received her B.A. from Queens College and her MBA from St. John's University.

Peter J. Niedland is the portfolio manager for Pilgrim Baxter & Associates, Ltd. for the Small Cap Growth Portfolio. Mr. Niedland worked on the development of Pilgrim Baxter's proprietary research program QRS. He received his B.A. from the University of Richmond and is a candidate for Chartered Financial Analyst.